Exhibit 99.1

Financial Contact:
Josh Hirsberg
(702) 792-7234
joshhirsberg@boydgaming.com

Media Contact:
David Strow
(702) 792-7386
davidstrow@boydgaming.com

BOYD GAMING REPORTS SECOND-QUARTER 2015 RESULTS

Second-Quarter 2015 Highlights

•	All Business Segments Grow Gaming and Non-Gaming Revenues

•	Company Achieves Double-Digit EBITDA Gains for Third Straight Quarter

•	Companywide Operating Margins Improve for Fifth Consecutive Quarter

LAS VEGAS - JULY 23, 2015 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the second quarter ended June 30, 2015.

Boyd Gaming reported second-quarter 2015 net revenues of $559.9 million, an increase of $19.2 million, or 3.5%, from pro forma net revenues of $540.7 million for the same quarter in 2014. Total Adjusted EBITDA(1) was $162.9 million, up $23.6 million or 17.0% from the comparable pro forma amount of $139.3 million for the year-ago period. Effective September 30, 2014, the Company deconsolidated Borgata and is accounting for its 50% investment in Borgata by applying the equity method for periods subsequent to that date. The prior-year pro forma amounts reflect the results for Borgata on a comparable equity method basis.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “This was an exceptional quarter for our Company, as our property management teams successfully capitalized on a strengthening consumer environment to deliver broad-based revenue growth. At the same time, we continued driving efficiencies to further improve our cost structure, leading to strong flow-through and our third straight quarter of double-digit EBITDA gains. In addition, the upgrades we are making to enhance our amenities also contributed to revenue growth across the portfolio. We are pleased with the progress we have made so far this year, and we remain focused on continuing to produce strong results for our shareholders.”

Adjusted Earnings(1) for the second quarter 2015 were $26.9 million, or $0.24 per share, compared to $5.2 million, or $0.05 per share, for the same period in 2014. The calculations of Adjusted Earnings, Adjusted Earnings per share, and pro forma results reflecting Borgata on a comparable basis for all periods are presented in tables at the end of this press release.

On a GAAP basis, the Company reported a net loss of $6.4 million, or $0.06 per share, for the second quarter 2015, due to pretax losses on the early extinguishments of debt of $31.0 million primarily related to the Company’s redemption of its 9.125% Senior Notes due 2018. By comparison, the Company reported net income of $0.7 million, or $0.01 per share, for the year-ago period.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Key Operations Review

Las Vegas Locals
In the Las Vegas Locals segment, second-quarter 2015 net revenues rose 3.2% to $153.0 million, compared to $148.3 million in the year-ago quarter. Second-quarter 2015 Adjusted EBITDA grew 15.3% to $42.2 million, compared to $36.6 million in the second quarter of 2014. Despite significant disruption from roadwork next to Suncoast and Sam’s Town, all four of the Company’s major Locals properties achieved year-over-year EBITDA growth, led by continued strength at The Orleans and Gold Coast. Gaming revenues in the Las Vegas Locals segment increased year-over-year, with particularly strong growth in table games. Additionally, non-gaming revenues grew for the eighth consecutive quarter.

Downtown Las Vegas
In the Downtown Las Vegas segment, net revenues increased $2.9 million to $58.4 million, compared to $55.6 million in the second quarter of 2014. Adjusted EBITDA was $12.3 million, up $3.8 million from $8.6 million in the year-ago quarter. Significant growth in pedestrian traffic along Fremont Street, as well as continued strength in Hawaiian visitation, contributed to gaming and non-gaming revenue growth at all three downtown properties. EBITDA also benefitted from lower year-over-year fuel costs at the Company’s Hawaiian charter service.

Midwest and South; Peninsula
In the Midwest and South segment, net revenues were $217.8 million, an increase of 4.1% from $209.1 million in the second quarter of 2014. Adjusted EBITDA increased 22.7% to $51.8 million, compared to $42.2 million in the year-ago period.

The Peninsula segment reported net revenues of $130.6 million, up 2.2% from $127.8 million in the second quarter of 2014. Adjusted EBITDA grew 8.6% to $49.2 million, compared to $45.3 million in the year-ago period.

Eleven of the 12 properties in the combined segments reported year-over-year EBITDA growth, as nine properties posted double-digit gains. Solid revenue growth and further operational refinements led to substantial flow-through across the two segments, as combined operating margins improved by 300 basis points. Additionally, Kansas Star achieved record second-quarter EBITDA.

Borgata
Borgata reported second-quarter 2015 net revenues of $191.2 million, increasing 5.1% from $181.9 million in the year-ago period. Adjusted EBITDA was $44.5 million, up 4.4% from $42.6 million in the second quarter of 2014. Excluding a one-time property tax benefit of $11.8 million recorded in the year-ago quarter, Borgata grew EBITDA by approximately 45% in the second quarter of 2015.

Due to its deconsolidation, the Company now applies the equity method of accounting to its 50% investment in Borgata. The Company’s share of Borgata’s Adjusted EBITDA was $22.3 million for the second quarter of 2015 as compared to pro forma Adjusted EBITDA of $21.3 million, inclusive of the Company’s share of the one-time property tax benefit, in the prior-year period.

Borgata achieved growth throughout the business, with revenue increases in gaming, hotel, food and beverage, and entertainment. The property increased its market share of gross gaming revenue by nearly 400 basis points year-over-year, to more than 27% of the Atlantic City market. Online gaming contributed $1.6 million to EBITDA during the second quarter, marking a fourth consecutive quarter of profitability.

Balance Sheet Statistics
As of June 30, 2015, Boyd Gaming had cash on hand of $124.5 million, including $26.4 million related to Peninsula. Total debt was $3.40 billion, of which $1.04 billion was related to Peninsula. As a result of the deconsolidation, Borgata’s cash and debt balances are no longer included in the Company’s balance sheet. Borgata had cash on hand of $35.1 million and total debt of $710.8 million at June 30, 2015.

In May, the Company completed a public offering of $750 million in 6.875% Senior Notes due 2023. Net proceeds were used to redeem the Company’s existing $500 million in 9.125% Senior Notes due 2018, and to pay down outstanding borrowings under the Company’s revolving credit facility.

Full Year 2015 Guidance
Based on second-quarter results, and to reflect positive trends in the business, the Company is raising its previously provided guidance for the full year 2015. The Company now projects total Adjusted EBITDA, including Peninsula and 50% of Borgata’s Adjusted EBITDA, of $575 million to $595 million.

Conference Call Information
Boyd Gaming will host its conference call to discuss second-quarter 2015 results today, July 23, at 5:00 p.m. Eastern. The conference call number is (888) 317-6003, passcode 1397357. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, or: https://www.webcaster4.com/Webcast/Page/964/9595

Following the call’s completion, a replay will be available by dialing (877) 344-7529 today, July 23, beginning at 7:00 p.m. Eastern and continuing through Friday, July 31, at 11:59 p.m. Eastern. The conference number for the replay will be 10069416. The replay will also be available on the Internet at www.boydgaming.com.

BOYD GAMING CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (a)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2015	2014	2015	2014
Revenues
Gaming	$468,580	$618,914	$933,337	$1,227,671
Food and beverage	77,909	110,353	154,205	216,996
Room	42,332	70,362	81,685	134,742
Other	30,642	41,173	60,327	80,133
Gross revenues	619,463	840,802	1,229,554	1,659,542
Less promotional allowances	59,596	118,268	119,109	228,659
Net revenues	559,867	722,534	1,110,445	1,430,883
Operating costs and expenses
Gaming	224,686	288,214	451,383	573,388
Food and beverage	42,913	61,196	84,480	118,465
Room	10,682	14,481	20,729	27,651
Other	19,744	30,362	39,390	58,154
Selling, general and administrative	81,013	111,379	162,702	236,058
Maintenance and utilities	26,616	43,023	51,935	86,287
Depreciation and amortization	51,964	65,898	103,906	132,077
Corporate expense	17,352	17,621	37,004	37,541
Preopening expenses	830	1,790	1,335	2,574
Impairments of assets	—	293	1,065	1,926
Asset transactions costs	919	1,859	1,369	2,014
Other operating items, net	54	(561)	170	(747)
Total operating costs and expenses	476,773	635,555	955,468	1,275,388
Boyd's share of Borgata's operating income (a)	15,088	—	26,763	—
Operating income	98,182	86,979	181,740	155,495
Other expense (income)
Interest income	(465)	(470)	(936)	(946)
Interest expense, net of amounts capitalized	57,131	75,296	114,066	150,799
Loss on early extinguishments of debt	30,962	904	31,470	1,058
Other, net	1,270	670	1,888	382
Boyd's share of Borgata's non-operating items, net (a)	9,112	—	16,773	—
Total other expense, net	98,010	76,400	163,261	151,293
Income before income taxes	172	10,579	18,479	4,202
Income taxes benefit (provision)	(6,597)	(5,241)	10,199	(10,089)
Net income (loss)	(6,425)	5,338	28,678	(5,887)
Net (income) loss attributable to noncontrolling interest (a)	—	(4,669)	—	374
Net income (loss) attributable to Boyd Gaming Corporation	$(6,425)	$669	$28,678	$(5,513)

Basic net income (loss) per common share	$(0.06)	$0.01	$0.26	$(0.05)
Weighted average basic shares outstanding	112,232	109,884	111,841	109,819

Diluted net income (loss) per common share	$(0.06)	$0.01	$0.25	$(0.05)
Weighted average diluted shares outstanding	112,232	110,813	112,694	109,819
_______________________________________________

(a) Due to the deconsolidation of Borgata on September 30, 2014, the Company has accounted for its 50% investment in Borgata by applying the equity method for the three and six months ended June 30, 2015. For the three and six months ended June 30, 2014, Boyd Gaming consolidated the financial results of Borgata. Please see the unaudited pro forma financial results also presented in this release for a comparison of Boyd Gaming’s financial results reflecting Borgata on the equity method for all periods presented.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Adjusted EBITDA to Operating Income (a)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2015	2014	2015	2014
Net Revenues by Reportable Segment
Las Vegas Locals	$153,032	$148,270	$303,332	$299,713
Downtown Las Vegas	58,434	55,552	115,038	111,285
Midwest and South	217,777	209,104	435,542	420,740
Peninsula	130,624	127,754	256,533	250,027
Borgata (b)	—	181,854	—	349,118
Net revenues	$559,867	$722,534	$1,110,445	$1,430,883

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$42,175	$36,581	$81,052	$76,588
Downtown Las Vegas	12,307	8,551	22,984	17,878
Midwest and South	51,777	42,199	102,761	86,297
Peninsula	49,164	45,282	95,527	90,043
Wholly owned property Adjusted EBITDA	155,423	132,613	302,324	270,806
Corporate expense (c)	(14,777)	(14,625)	(31,419)	(28,795)
Wholly owned Adjusted EBITDA	140,646	117,988	270,905	242,011
Borgata (b)	22,264	42,598	41,176	63,044
Adjusted EBITDA	162,910	160,586	312,081	305,055

Other operating costs and expenses
Deferred rent	859	904	1,716	1,811
Depreciation and amortization	51,964	65,898	103,906	132,077
Preopening expenses	830	1,790	1,335	2,574
Share-based compensation expense	2,926	3,424	6,367	9,905
Impairments of assets	—	293	1,065	1,926
Asset transactions costs	919	1,859	1,369	2,014
Other operating items, net	54	(561)	170	(747)
Boyd's share of Borgata's other operating costs and expenses	7,176	—	14,413	—
Total other operating costs and expenses	64,728	73,607	130,341	149,560
Operating income	98,182	86,979	181,740	155,495
Other expense (income)
Interest income	(465)	(470)	(936)	(946)
Interest expense, net of amounts capitalized	57,131	75,296	114,066	150,799
Loss on early extinguishments of debt	30,962	904	31,470	1,058
Other, net	1,270	670	1,888	382
Boyd's share of Borgata's non-operating items, net	9,112	—	16,773	—
Total other expense, net	98,010	76,400	163,261	151,293
Income before income taxes	172	10,579	18,479	4,202
Income taxes benefit (provision)	(6,597)	(5,241)	10,199	(10,089)
Net income (loss)	(6,425)	5,338	28,678	(5,887)
Net (income) loss attributable to noncontrolling interest	—	(4,669)	—	374
Net income (loss) attributable to Boyd Gaming Corporation	$(6,425)	$669	$28,678	$(5,513)
_______________________________________________

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Adjusted EBITDA to Operating Income (a)
(Unaudited)
(Continued)

(a) See note (a) on Condensed Consolidated Statements of Operations.

(b) The following table reflects the financial results of Borgata as reported by Boyd Gaming in its financial statements under the respective method of accounting for the indicated period. For the three and six months ended June 30, 2015, Boyd Gaming accounted for its 50% investment in Borgata by applying the equity method. For the three and six months ended June 30, 2014, Boyd Gaming consolidated the financial results of the Borgata.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2015	2014	2015	2014
Revenues reported for Borgata
Consolidated	$—	$181,854	$—	$349,118
Equity Method	—	—	—	—
Total	$—	$181,854	$—	$349,118

Adjusted EBITDA reported for Borgata
Consolidated	$—	$42,598	$—	$63,044
Equity Method	22,264	—	41,176	—
Total	$22,264	$42,598	$41,176	$63,044

(c) Reconciliation of corporate expense:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2015	2014	2015	2014
Corporate expense as reported on Consolidated Statements of Operations	$17,352	$17,621	$37,004	$37,541
Corporate share-based compensation expense	(2,575)	(2,996)	(5,585)	(8,746)
Corporate expense as reported on the above table	$14,777	$14,625	$31,419	$28,795

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss) Per Share to
Adjusted Earnings Per Share (a)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2015	2014	2015	2014
Net income (loss) attributable to Boyd Gaming Corporation	$(6,425)	$669	$28,678	$(5,513)
Pretax adjustments related to Boyd Gaming:
Preopening expenses	830	1,554	1,335	2,305
Loss on early extinguishments of debt	30,962	904	31,470	1,058
Impairments of assets	—	293	1,065	1,926
Asset transactions costs	919	1,858	1,369	2,015
Other operating items, net	54	(561)	170	(345)
Other, net	1,270	670	1,888	295

Pretax adjustments related to Borgata (b):
Preopening expenses	—	236	—	269
Loss on early extinguishments of debt	272	—	518	(1,268)
Valuation adjustments related to consolidation, net	—	(634)	—	—
Asset transactions costs	—	1	—	(1)
Other operating items, net	(219)	—	(381)	(402)
Total adjustments	34,088	4,321	37,434	5,852

Income tax effect for above adjustments	(785)	18	(1,789)	63
Impact of tax audit settlement on provision	—	—	(23,196)	—
Impact on noncontrolling interest, net	—	199	—	703
Adjusted earnings	$26,878	$5,207	$41,127	$1,105

Net income (loss) per share attributable to Boyd Gaming Corporation	$(0.06)	$0.01	$0.25	$(0.05)
Pretax adjustments related to Boyd Gaming:
Preopening expenses	0.01	0.01	0.01	0.02
Loss on early extinguishments of debt	0.28	0.01	0.29	0.01
Impairments of assets	—	—	0.01	0.01
Asset transactions costs	0.01	0.02	0.01	0.02
Other operating items, net	—	—	—	—
Other, net	0.01	0.01	0.02	—

Pretax adjustments related to Borgata (b):
Preopening expenses	—	—	—	—
Loss on early extinguishments of debt	—	—	—	(0.01)
Valuation adjustments related to consolidation, net	—	(0.01)	—	—
Asset transactions costs	—	—	—	—
Other operating items, net	—	—	—	—
Total adjustments	0.31	0.04	0.34	0.05

Income tax effect for above adjustments	(0.01)	—	(0.02)	—
Impact of tax audit settlement on provision	—	—	(0.21)	—
Impact on noncontrolling interest, net	—	—	—	0.01
Adjusted earnings per share	$0.24	$0.05	$0.36	$0.01

Weighted average shares outstanding	113,021	110,813	112,694	109,819
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.
(b) For periods after the September 30, 2014, date of Borgata's deconsolidation, the calculation includes Boyd's share of the adjusting items. Prior to this date, the calculation includes 100% of the adjusting items for Borgata.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended June 30, 2015 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$347,647	$120,933	$—	$468,580
Food and beverage	68,195	9,714	—	77,909
Room	42,332	—	—	42,332
Other	30,755	4,940	(5,053)	30,642
Gross revenues	488,929	135,587	(5,053)	619,463
Less promotional allowances	54,631	4,965	—	59,596
Net revenues	434,298	130,622	(5,053)	559,867

Operating costs and expenses
Gaming	168,830	55,856	—	224,686
Food and beverage	36,556	6,357	—	42,913
Room	10,682	—	—	10,682
Other	16,759	8,038	(5,053)	19,744
Selling, general and administrative	68,023	12,990	—	81,013
Maintenance and utilities	23,345	3,271	—	26,616
Depreciation and amortization	34,863	17,101	—	51,964
Corporate expense	17,005	347	—	17,352
Preopening expenses	829	1	—	830
Impairments of assets	—	—	—	—
Asset transactions costs	397	522	—	919
Other operating items, net	(1)	55	—	54
Total costs and expenses	377,288	104,538	(5,053)	476,773

Boyd's share of Borgata's operating income	15,088	—	—	15,088

Operating income	72,098	26,084	—	98,182

Other expense (income)
Interest income	—	(465)	—	(465)
Interest expense, net of amounts capitalized	38,706	18,425	—	57,131
Loss on early extinguishments of debt	30,008	954	—	30,962
Other, net	1,245	25	—	1,270
Boyd's share of Borgata's non-operating expenses, net	9,112	—	—	9,112
Total other expense, net	79,071	18,939	—	98,010
Income (loss) before income taxes	(6,973)	7,145	—	172
Income taxes benefit (provision)	(2,099)	(4,498)	—	(6,597)
Net income (loss)	(9,072)	2,647	—	(6,425)
Net (income) loss attributable to noncontrolling interest	—	—	—	—
Net income (loss) attributable to Boyd Gaming Corporation	$(9,072)	$2,647	$—	$(6,425)

Basic net loss per common share				$(0.06)
Weighted average basic shares outstanding				112,232

Diluted net loss per common share				$(0.06)
Weighted average diluted shares outstanding				112,232
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended June 30, 2014 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (b)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$334,090	$118,225	$—	$452,315	$166,599	$—	$618,914
Food and beverage	66,679	9,610	—	76,289	34,064	—	110,353
Room	40,760	—	—	40,760	29,602	—	70,362
Other	30,861	4,825	(4,821)	30,865	10,308	—	41,173
Gross revenues	472,390	132,660	(4,821)	600,229	240,573	—	840,802
Less promotional allowances	54,643	4,906	—	59,549	58,719	—	118,268
Net revenues	417,747	127,754	(4,821)	540,680	181,854	—	722,534

Operating costs and expenses
Gaming	166,260	56,954	—	223,214	65,000	—	288,214
Food and beverage	36,786	6,165	—	42,951	18,245	—	61,196
Room	10,788	—	—	10,788	3,693	—	14,481
Other	18,338	8,201	(4,821)	21,718	8,644	—	30,362
Selling, general and administrative	70,231	12,593	—	82,824	28,555	—	111,379
Maintenance and utilities	24,520	3,382	—	27,902	15,121	—	43,023
Depreciation and amortization	33,443	18,325	—	51,768	14,130	—	65,898
Corporate expense	17,236	385	—	17,621	—	—	17,621
Preopening expenses	1,130	424	—	1,554	236	—	1,790
Impairments of assets	293	—	—	293	—	—	293
Asset transactions costs	1,755	103	—	1,858	1	—	1,859
Other operating items, net	(578)	17	—	(561)	—	—	(561)
Total costs and expenses	380,202	106,549	(4,821)	481,930	153,625	—	635,555

Boyd's share of Borgata's operating income	14,115	—	—	14,115	—	(14,115)	—

Operating income	51,660	21,205	—	72,865	28,229	(14,115)	86,979

Other expense (income)
Interest income	—	(470)	—	(470)	—	—	(470)
Interest expense, net of amounts capitalized	38,293	19,175		57,468	17,828	—	75,296
Loss on early extinguishments of debt	—	904	—	904	—	—	904
Other, net	756	(86)	—	670	—	—	670
Boyd's share of Borgata's non-operating expenses, net	9,446	—	—	9,446	—	(9,446)	—
Total other expense, net	48,495	19,523	—	68,018	17,828	(9,446)	76,400
Income (loss) before income taxes	3,165	1,682	—	4,847	10,401	(4,669)	10,579
Income taxes provision	(3,686)	(492)	—	(4,178)	(1,063)	—	(5,241)
Net income (loss)	(521)	1,190	—	669	9,338	(4,669)	5,338
Net income attributable to noncontrolling interest	—	—	—	—	—	(4,669)	(4,669)
Net income (loss) attributable to Boyd Gaming Corporation	$(521)	$1,190	$—	$669	$9,338	$(9,338)	$669

Basic net income per common share				$0.01			$0.01
Weighted average basic shares outstanding				109,884			109,884

Diluted net income per common share				$0.01			$0.01
Weighted average diluted shares outstanding				110,813			110,813
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

(b) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Six Months Ended June 30, 2015 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$695,361	$237,976	$—	$933,337
Food and beverage	134,512	19,693	—	154,205
Room	81,685	—	—	81,685
Other	61,363	8,845	(9,881)	60,327
Gross revenues	972,921	266,514	(9,881)	1,229,554
Less promotional allowances	109,126	9,983	—	119,109
Net revenues	863,795	256,531	(9,881)	1,110,445

Operating costs and expenses
Gaming	341,246	110,137	—	451,383
Food and beverage	71,754	12,726	—	84,480
Room	20,729	—	—	20,729
Other	34,023	15,248	(9,881)	39,390
Selling, general and administrative	136,456	26,246	—	162,702
Maintenance and utilities	45,406	6,529	—	51,935
Depreciation and amortization	69,817	34,089	—	103,906
Corporate expense	36,252	752	—	37,004
Preopening expenses	1,334	1	—	1,335
Impairments of assets	1,065	—	—	1,065
Asset transactions costs	717	652	—	1,369
Other operating items, net	70	100	—	170
Total costs and expenses	758,869	206,480	(9,881)	955,468

Boyd's share of Borgata's operating income	26,763	—	—	26,763

Operating income	131,689	50,051	—	181,740

Other expense (income)
Interest income	(4)	(932)	—	(936)
Interest expense, net of amounts capitalized	76,971	37,095	—	114,066
Loss on early extinguishments of debt	30,008	1,462	—	31,470
Other, net	1,702	186	—	1,888
Boyd's share of Borgata's non-operating expenses, net	16,773	—	—	16,773
Total other expense, net	125,450	37,811	—	163,261
Income before income taxes	6,239	12,240	—	18,479
Income taxes benefit (provision)	19,196	(8,997)	—	10,199
Net income	25,435	3,243	—	28,678
Net (income) loss attributable to noncontrolling interest	—	—	—	—
Net income attributable to Boyd Gaming Corporation	$25,435	$3,243	$—	$28,678

Basic net income per common share				$0.26
Weighted average basic shares outstanding				111,841

Diluted net income per common share				$0.25
Weighted average diluted shares outstanding				112,694
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Six Months Ended June 30, 2014 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (b)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$675,294	$232,092	$—	$907,386	$320,285	$—	$1,227,671
Food and beverage	132,820	19,058	—	151,878	65,118	—	216,996
Room	79,571	—	—	79,571	55,171	—	134,742
Other	62,033	8,723	(9,502)	61,254	18,879	—	80,133
Gross revenues	949,718	259,873	(9,502)	1,200,089	459,453	—	1,659,542
Less promotional allowances	108,477	9,847	—	118,324	110,335	—	228,659
Net revenues	841,241	250,026	(9,502)	1,081,765	349,118	—	1,430,883

Operating costs and expenses
Gaming	334,759	110,165	—	444,924	128,464	—	573,388
Food and beverage	72,274	12,251	—	84,525	33,940	—	118,465
Room	21,174	—	—	21,174	6,477	—	27,651
Other	37,000	15,513	(9,502)	43,011	15,143	—	58,154
Selling, general and administrative	141,135	24,966	—	166,101	69,957	—	236,058
Maintenance and utilities	47,601	6,592	—	54,193	32,094	—	86,287
Depreciation and amortization	67,296	36,790	—	104,086	27,991	—	132,077
Corporate expense	36,733	808	—	37,541	—	—	37,541
Preopening expenses	1,696	609	—	2,305	269	—	2,574
Impairments of assets	1,926	—	—	1,926	—	—	1,926
Asset transactions costs	1,895	120	—	2,015	(1)	—	2,014
Other operating items, net	(428)	83	—	(345)	(402)	—	(747)
Total costs and expenses	763,061	207,897	(9,502)	961,456	313,932	—	1,275,388

Boyd's share of Borgata's operating income	17,593	—	—	17,593	—	(17,593)	—

Operating income	95,773	42,129	—	137,902	35,186	(17,593)	155,495

Other expense (income)
Interest income	(4)	(942)	—	(946)	—	—	(946)
Interest expense, net of amounts capitalized	76,788	38,493		115,281	35,518		150,799
Loss on early extinguishments of debt	—	1,058	—	1,058	—	—	1,058
Other, net	365	17	—	382	—	—	382
Boyd's share of Borgata's non-operating expenses, net	17,967	—	—	17,967	—	(17,967)	—
Total other expense, net	95,116	38,626	—	133,742	35,518	(17,967)	151,293
Income (loss) before income taxes	657	3,503	—	4,160	(332)	374	4,202
Income taxes provision	(5,386)	(4,287)	—	(9,673)	(416)	—	(10,089)
Net income (loss)	(4,729)	(784)	—	(5,513)	(748)	374	(5,887)
Net loss attributable to noncontrolling interest	—	—	—	—	—	374	374
Net income (loss) attributable to Boyd Gaming Corporation	$(4,729)	$(784)	$—	$(5,513)	$(748)	$748	$(5,513)

Basic net loss per common share				$(0.05)			$(0.05)
Weighted average basic shares outstanding				109,819			109,819

Diluted net loss per common share				$(0.05)			$(0.05)
Weighted average diluted shares outstanding				109,819			109,819

_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

(b) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

MARINA DISTRICT DEVELOPMENT COMPANY, LLC
dba BORGATA HOTEL CASINO AND SPA
CONSOLIDATED STATEMENTS OF OPERATIONS (a)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2015	2014	2015	2014
Revenues
Gaming	$170,277	$166,599	$335,405	$320,285
Food and beverage	36,392	34,064	70,860	65,118
Room	30,349	29,602	57,953	55,171
Other	10,397	10,308	18,907	18,879
Gross revenues	247,415	240,573	483,125	459,453
Less promotional allowances	56,252	58,719	109,373	110,335
Net revenues	191,163	181,854	373,752	349,118
Operating costs and expenses
Gaming	67,057	65,000	133,976	128,464
Food and beverage	19,147	18,245	36,834	33,940
Room	3,799	3,693	7,059	6,477
Other	9,590	8,644	16,344	15,143
Selling, general and administrative	32,523	28,555	66,676	69,957
Maintenance and utilities	14,520	15,072	30,511	31,999
Depreciation and amortization	14,791	14,812	29,590	29,354
Preopening expenses	—	236	—	269
Other operating items, net	(441)	1	(765)	(403)
Total operating costs and expenses	160,986	154,258	320,225	315,200
Operating income	30,177	27,596	53,527	33,918
Other expense
Interest expense, net of amounts capitalized	16,307	17,828	32,964	35,518
Loss on early extinguishments of debt	543	—	1,035	—
Total other expense	16,850	17,828	33,999	35,518
Income (loss) before state income taxes	13,327	9,768	19,528	(1,600)
State income tax benefit (expense)	(1,374)	(1,006)	453	(302)
Net income (loss)	$11,953	$8,762	$19,981	$(1,902)

Reconciliation of Adjusted EBITDA to Operating Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2015	2014	2015	2014
Adjusted EBITDA	$44,527	$42,645	$82,352	$63,138
Less:
Depreciation and amortization	14,791	14,812	29,590	29,354
Preopening expenses	—	236	—	269
Other operating items, net	(441)	1	(765)	(403)
Operating income	$30,177	$27,596	$53,527	$33,918
_______________________________________________

(a) These financial statements present the financial results reported by Borgata on a standalone basis and do not include consolidation adjustments recorded by Boyd Gaming during the period that Boyd Gaming consolidated Borgata.

Boyd Gaming Corporation
Unaudited Supplemental Pro Forma Information

Boyd Gaming Corporation (“Boyd Gaming”) and MGM Resorts International ("MGM") each originally held a 50% interest in Marina District Development Holding Co., LLC ("Holding Company"). Holding Company owns all the equity interests in Marina District Development Company, LLC, d.b.a. Borgata Hotel Casino and Spa ("Borgata"). Boyd Gaming is the managing member of Holding Company and is responsible for the day-to-day operations of Borgata.

In February 2010, Boyd Gaming entered into an agreement with MGM to amend the operating agreement to, among other things, facilitate the transfer of MGM's interest in Holding Company ("MGM Interest") to a divestiture trust (the "Divestiture Trust") established for the purpose of selling the MGM Interest to a third party. The proposed sale of the MGM Interest through the Divestiture Trust was part of a then-proposed settlement agreement between MGM and the New Jersey Department of Gaming Enforcement (the "NJDGE").

On March 17, 2010, MGM announced that its settlement agreement with the NJDGE had been approved by the New Jersey Casino Control Commission ("NJCCC"). MGM transferred the MGM Interest into the Divestiture Trust on March 24, 2010, and Boyd Gaming determined that it had control, as defined in the relevant accounting literature, of Holding Company and commenced consolidating the business as of that date. Subsequent to a Joint Petition of MGM, Boyd Gaming and Holding Company, on February 13, 2013, the NJCCC approved amendments to the settlement agreement which permitted MGM to file an application for a statement of compliance, which, if approved, would permit MGM to reacquire its interest in Holding Company.

The NJCCC approved MGM’s application for licensure on September 10, 2014. On September 30, 2014, the Divestiture Trust was dissolved and MGM reacquired its Borgata ownership interest and its substantive participation rights in the management of Borgata. As a result, Boyd Gaming deconsolidated Borgata as of the close of business on September 30, 2014, and is accounting for its investment in Borgata applying the equity method for periods subsequent to the deconsolidation.

The following unaudited supplemental information presents Boyd Gaming's financial results for three and six months ended June 30, 2015 and pro forma financial results for the three and six months ended June 30, 2014. The prior year unaudited pro forma financial statements give effect to:

•	the deconsolidation by Boyd Gaming of Holding Company, and

•	the recording by Boyd Gaming using the equity method of accounting for its 50% share of the operating results of Holding Company for the periods presented,

and assumes that these transactions occurred as of January 1, 2014.

The unaudited supplemental pro forma information has been prepared based upon currently available information and assumptions that are deemed appropriate by Boyd Gaming’s management. The pro forma information is for informational purposes only and is not intended to be indicative of Boyd Gaming's actual results that would have been reported had the transactions occurred on the date indicated, nor does the information represent a forecast of Boyd Gaming's financial results for any future period.

BOYD GAMING CORPORATION
SUPPLEMENTAL PRO FORMA INFORMATION
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2015	2014	2015	2014
Revenues
Gaming	$468,580	$452,315	$933,337	$907,386
Food and beverage	77,909	76,289	154,205	151,878
Room	42,332	40,760	81,685	79,571
Other	30,642	30,865	60,327	61,254
Gross revenues	619,463	600,229	1,229,554	1,200,089
Less promotional allowances	59,596	59,549	119,109	118,324
Net revenues	559,867	540,680	1,110,445	1,081,765
Operating costs and expenses
Gaming	224,686	223,214	451,383	444,924
Food and beverage	42,913	42,951	84,480	84,525
Room	10,682	10,788	20,729	21,174
Other	19,744	21,718	39,390	43,011
Selling, general and administrative	81,013	82,824	162,702	166,101
Maintenance and utilities	26,616	27,902	51,935	54,193
Depreciation and amortization	51,964	51,768	103,906	104,086
Corporate expense	17,352	17,621	37,004	37,541
Preopening expenses	830	1,554	1,335	2,305
Impairments of assets	—	293	1,065	1,926
Asset transactions costs	919	1,858	1,369	2,015
Other operating items, net	54	(561)	170	(345)
Total operating costs and expenses	476,773	481,930	955,468	961,456
Boyd's share of Borgata's operating income	15,088	14,115	26,763	17,593
Operating income	98,182	72,865	181,740	137,902
Other expense (income)
Interest income	(465)	(470)	(936)	(946)
Interest expense, net of amounts capitalized	57,131	57,468	114,066	115,281
Loss on early extinguishments of debt	30,962	904	31,470	1,058
Other, net	1,270	670	1,888	382
Boyd's share of Borgata's non-operating items, net	9,112	9,446	16,773	17,967
Total other expense, net	98,010	68,018	163,261	133,742
Income before income taxes	172	4,847	18,479	4,160
Income taxes benefit (provision)	(6,597)	(4,178)	10,199	(9,673)
Net income (loss)	(6,425)	669	28,678	(5,513)
Net (income) loss attributable to noncontrolling interest	—	—	—	—
Net income (loss) attributable to Boyd Gaming Corporation	$(6,425)	$669	$28,678	$(5,513)

Basic net income (loss) per common share	$(0.06)	$0.01	$0.26	$(0.05)
Weighted average basic shares outstanding	112,232	109,884	111,841	109,819

Diluted net income (loss) per common share	$(0.06)	$0.01	$0.25	$(0.05)
Weighted average diluted shares outstanding	112,232	110,813	112,694	109,819

BOYD GAMING CORPORATION
SUPPLEMENTAL PRO FORMA INFORMATION
Reconciliation of Pro Forma Adjusted EBITDA to Pro Forma Operating Income
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2015	2014	2015	2014
Net Revenues by Reportable Segment
Las Vegas Locals	$153,032	$148,270	$303,332	$299,713
Downtown Las Vegas	58,434	55,552	115,038	111,285
Midwest and South	217,777	209,104	435,542	420,740
Peninsula	130,624	127,754	256,533	250,027
Net revenues	$559,867	$540,680	$1,110,445	$1,081,765

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$42,175	$36,581	$81,052	$76,588
Downtown Las Vegas	12,307	8,551	22,984	17,878
Midwest and South	51,777	42,199	102,761	86,297
Peninsula	49,164	45,282	95,527	90,043
Wholly owned property Adjusted EBITDA	155,423	132,613	302,324	270,806
Corporate expense	(14,777)	(14,625)	(31,419)	(28,795)
Wholly owned Adjusted EBITDA	140,646	117,988	270,905	242,011
Boyd's share of Borgata's Adjusted EBITDA	22,264	21,299	41,176	31,522
Adjusted EBITDA	162,910	139,287	312,081	273,533

Other operating costs and expenses
Deferred rent	859	902	1,716	1,811
Depreciation and amortization	51,964	51,768	103,906	104,086
Preopening expenses	830	1,554	1,335	2,305
Share-based compensation expense	2,926	3,424	6,367	9,905
Impairments of assets	—	293	1,065	1,926
Asset transactions costs	919	1,858	1,369	2,015
Other operating items, net	54	(561)	170	(346)
Boyd's share of Borgata's operating costs and expenses	7,176	7,184	14,413	13,929
Total other operating costs and expenses	64,728	66,422	130,341	135,631
Operating income	98,182	72,865	181,740	137,902
Other expense (income)
Interest income	(465)	(470)	(936)	(946)
Interest expense, net of amounts capitalized	57,131	57,468	114,066	115,281
Loss on early extinguishments of debt	30,962	904	31,470	1,058
Other, net	1,270	670	1,888	382
Boyd's share of Borgata's non-operating items, net	9,112	9,446	16,773	17,967
Total other expense, net	98,010	68,018	163,261	133,742
Income before income taxes	172	4,847	18,479	4,160
Income taxes benefit (provision)	(6,597)	(4,178)	10,199	(9,673)
Net income (loss)	(6,425)	669	28,678	(5,513)
Net (income) loss attributable to noncontrolling interest	—	—	—	—
Net income (loss) attributable to Boyd Gaming Corporation	$(6,425)	$669	$28,678	$(5,513)

Non-GAAP Financial Measures

Regulation G, "Conditions for Use of Non-GAAP Financial Measures," prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings and Adjusted Earnings Per Share (Adjusted EPS). The following discussion defines these terms and why we believe they are useful measures of our performance. We do not provide a reconciliation of forward-looking non-GAAP financial measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), provides our investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We refer to this measure as Adjusted EBITDA. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by our management in their financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management's internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in the evaluation of potential acquisitions and dispositions. Adjusted EBITDA is also used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, impairments of assets, asset transactions costs, loss on early extinguishments of debt and other operating charges, net, and Borgata's non-operating expenses, preopening expenses and other items and write-downs, net. For periods prior to the September 30, 2014, deconsolidation of Borgata, the calculation of Adjusted EBITDA includes 100% of the adjusting items for Borgata. For periods after the date of deconsolidation, the calculation includes Boyd’s share of the adjusting items. Pro forma EBITDA and pro forma Adjusted EBITDA reflect Borgata on the equity method for all periods presented. Both EBITDA and Adjusted EBITDA include corporate expense.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income (loss) before preopening expenses, asset transactions costs, net gains on insurance settlements, impairments of assets, certain adjustments to property tax accruals, write-downs and other charges, net, accelerated amortization of deferred loan fees, gain or loss on early retirements of debt, other non-recurring adjustments, net, valuation adjustments related to the consolidation of Borgata, the impact on Boyd’s income tax provision of tax audit settlements, and Borgata's preopening expenses and other items and write-downs, net. For periods prior to the September 30, 2014, deconsolidation of Borgata, the calculation of Adjusted Earnings includes 100% of the adjusting items for Borgata. For periods after the date of deconsolidation, the calculation includes Boyd’s share of the adjusting items. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, among others, forward-looking statements in this press release include statements regarding: the Company’s views that there is a strengthening consumer market, the Company's statement that is remaining focused on continuing to produce strong results for shareholders, and all of the statements under the heading “Full Year 2015 Guidance.” Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: fluctuations in the Company's operating results; recovery of its properties in various markets; the state of the economy and its effect on consumer spending and the Company's results of operations; the timing for economic recovery, its effect on the Company's business and the local economies where the Company's properties are located; the receipt of legislative, and other state, federal and local approvals for the Company's development projects; whether online gaming will become legalized in various states, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the fact that the Company's expansion, development and renovation projects (including enhancements to improve property performance) are subject to many risks inherent in expansion, development or construction of a new or existing project; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company and its subsidiaries; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming
Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 22 gaming entertainment properties located in Nevada, Illinois, Indiana, Iowa, Kansas, Louisiana, Mississippi and New Jersey. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com.